AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JULY 28, 2017

File No. 333-156529
File No. 811-22263

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)

PRE-EFFECTIVE AMENDMENT NO. __ ( )

POST-EFFECTIVE AMENDMENT NO. 213 (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	(X)

AMENDMENT NO. 216 (X)

EXCHANGE TRADED CONCEPTS TRUST
(Exact Name of Registrant as Specified in Charter)

10900 Hefner Pointe Drive
Suite 207
Oklahoma City, Oklahoma 73120
(Address of Principal Executive Offices, Zip Code)

(405) 778-8377
(Registrant’s Telephone Number, including Area Code)

J. Garrett Stevens
Exchange Traded Concepts Trust
10900 Hefner Pointe Drive
Suite 207
Oklahoma City, Oklahoma 73120
(Name and Address of Agent for Service)

Copy to:
Christopher Menconi
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	On July 31, 2017 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	On (date) pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Exchange Traded Concepts Trust

Prospectus

July 31, 2017

REX GOLD HEDGED S&P 500 ETF｜Ticker Symbol: GHS

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission or the U.S. Commodity Futures Trading Commission nor has the U.S. Securities and Exchange Commission or the U.S. Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

Fund Summary: REX Gold Hedged S&P 500 ETF

Investment Objective

The REX Gold Hedged S&P 500 ETF (the “Fund”) seeks to outperform the total return performance of the S&P 500 Dynamic Gold Hedged Index by actively hedging the returns of the S&P 500® Index using gold futures.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.48%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

[1]
Exchange Traded Concepts, LLC (the “Adviser”) has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The Management Fee shown above is net of this waiver arrangement. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may be terminated only with the approval of the Fund’s Board of Trustees. This agreement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any Fund fees waived or expenses reimbursed by the Adviser are reflected in the 1 Year amount only. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period April 4, 2016 (commencement of operations) through March 31, 2017, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

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Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective of outperforming the S&P 500 Dynamic Gold Hedged Index (the “Benchmark”) by providing exposure to a gold-hedged U.S. large-cap portfolio using a quantitative, rules-based strategy. The Fund will invest primarily in (i) large-cap U.S. stocks; (ii) gold futures, (iii) ETFs or exchange-traded notes (“ETNs”) that provide exposure to gold, and (iv) futures that provide exposure to the S&P 500® Index. The Fund will also invest in fixed income instruments such as Treasury securities and other high-quality, short duration fixed income instruments, money market instruments, cash and cash equivalents to provide liquidity and collateralize its futures contracts. The Fund may invest in ETFs and exchange-traded closed-end funds (“Underlying Funds”) that provide exposure to large-cap U.S. stocks. Under normal circumstances, the Fund seeks to achieve a similar level of volatility as that of the Benchmark, although there is no assurance it will do so.

The Benchmark measures the total return performance of a hypothetical portfolio consisting of securities that compose the S&P 500® Index, which measures the performance of the large-capitalization sector of the U.S. equity market, and a long position in gold futures contracts, the notional value of which is comparable to the value of the Benchmark’s equity component.

Because the Fund is actively managed, it is not obligated to invest in the instruments included in the Benchmark or to track the performance of the Benchmark or of any index. For example, the Fund may access its exposure to gold through futures contracts or other instruments that are not included in the Benchmark, if such exposure would be more advantageous to the Fund than exposure to instruments included in the Benchmark. While the Fund seeks to outperform the Benchmark, there can be no assurance that it will do so. The Fund’s sub-adviser, Vident Investment Advisory, LLC (the “Sub-Adviser”) continuously monitors the Fund’s holdings of equity securities, equities futures contracts, gold futures contracts or other commodity-linked instruments, and fixed income instruments in order to enhance performance while still providing approximately equal exposure to equity securities and gold futures contracts.

Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. Therefore, in order to maintain exposure to gold futures contracts, the Benchmark must periodically migrate out of gold futures contracts nearing expiration and into gold futures contracts that have longer remaining until expiration — a process referred to as “rolling.” The impact from this continuous process of selling expiring contracts and buying longer-dated contracts is called roll yield. The Benchmark rolls these futures contracts according to a predefined schedule, regardless of the liquidity or roll yield of the futures contract selected.

The Fund will look to minimize the impact of rolling futures contracts in a number of ways. For example, the Fund may roll positions in gold futures contracts before or after the scheduled roll dates for the Benchmark to the extent of favorable market prices and available liquidity. Additionally, the Fund may attempt to minimize roll costs (and maximize yields) by rolling into the gold futures contract with the largest positive or smallest negative roll yield. This strategy for taking long positions in and unwinding exposure to gold futures contracts may cause the Fund to have more or less exposure to gold futures contracts than the Benchmark. Additionally, the Fund is not obligated to rebalance its exposures at the same time that the Benchmark rebalances its exposures, and the Fund may rebalance more or less frequently than the Benchmark to ensure that the Fund’s exposure to equities remains comparable to the Fund’s exposure to the price of gold.

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Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in equity securities of companies included in the S&P 500® Index or in instruments that have economic characteristics similar to those equity securities on the S&P 500® Index.

The Fund may hold futures contracts directly, but the Fund expects to gain exposure to futures contracts and commodity-linked instruments principally by investing up to 25% of its total assets, as measured at the end of every quarter of the Fund’s taxable year, in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) advised by the Adviser. The Fund’s investment in the Subsidiary is primarily intended to provide the Fund with exposure to the price of gold. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the commodities markets in a manner consistent with U.S. federal tax law requirements applicable to registered investment companies.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Benchmark concentrates in an industry or group of industries. As of the date of this Prospectus, the Benchmark was not concentrated in any industry or group of industries.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk. As an actively managed ETF, the Fund is subject to active management risk. The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed over short- or long-term market cycles. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Commodity-Linked Investment Risk. The value of commodity-linked instruments is typically based upon the price movements of a commodity or an economic variable linked to such price movements. Therefore, the value of commodity-linked instruments may be affected by changes in overall economic conditions, in interest rates, or factors affecting a particular commodity or industry, such as production, weather and climate conditions, supply or demand, political and geo-political concerns, changes in international balance of payments and trade, currency devaluations and revaluations, market liquidity, and economic and regulatory developments.

Commodity Pool Risk. The Fund’s investments in futures contracts cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules. The Adviser is registered as a Commodity Pool Operator (“CPO”), and the Fund is operated in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.

Counterparty Risk. The Fund is subject to the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Derivatives Risk. The Fund uses futures contracts, which are a type of derivative contract. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate, or index. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

Futures Contracts Risk. Futures contracts are a type of derivative investment, and the Fund, through its investment in the Subsidiary, is subject to the risks of investment in derivatives. In addition, there may be an imperfect correlation between the changes in market value of the securities or other underlying assets held by the Fund and the prices of futures contracts. When the Fund has an open futures contract position, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

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Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell Shares of the Fund on that day.

Equity Risk. The prices of the equity instruments in which the Fund invests may rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole.

ETN Risk. ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on a U.S. stock exchange. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.

Gold Risk. Through its investments in financial instruments, the Fund has exposure to the gold market. The price of gold may be affected by a variety of factors, including the global gold supply and demand and investors’ expectations with respect to the rate of inflation. Developments affecting the value of gold may have a significant impact on the Fund. Gold markets have been and will likely continue to be subject to sharp price fluctuations, which may lead to significant price fluctuations in the Shares of the Fund. In addition, it is possible that a shareholder may not realize his or her investment because the gold markets have historically experienced extended periods of flat or declining prices, in addition to sharp fluctuations. There is no assurance that gold will maintain its long-term value in terms of purchasing power in the future.

Industry and Sector Concentration Risk. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. To the extent the Fund’s investments are concentrated in or have significant exposure to a particular issuer, industry or group of industries, or asset class, the Fund may be more vulnerable to adverse events affecting such issuer, industry or group of industries, or asset class than if the Fund’s investments were more broadly diversified. The Fund’s sector and industry exposure is expected to vary over time based on the composition of the Benchmark.

Interest Rate Risk. The value of the Fund’s fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

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Investing in the United States Risk. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Issuer Risk. Issuer-specific events, including changes in the financial condition of an issuer, may have a negative impact on the value of the Fund.

Large-Capitalization Risk. The Fund invests a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Liquidity Risk. The Fund invests in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Non-Diversification Risk. The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Portfolio Turnover Risk. The Fund’s investment strategy may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Subsidiary Risk. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the subsidiary, will not have all of the protections offered to shareholders of registered investment companies.

Tax Risk. The Fund expects to gain exposure to commodity-linked instruments principally through the Subsidiary in a manner to ensure that it qualifies as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Failure to comply with the requirements to qualify as a RIC would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders, which would ultimately affect a shareholder’s return on its investment in the Fund.

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Trading Risk. Shares of the Fund may trade on the Exchange above or below their net asset value (“NAV”). The NAV of Shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained.

Underlying Funds Risk. The Fund may invest in Underlying Funds, in which case the Fund’s performance will be directly related to the performance of those Underlying Funds. Through its positions in the Underlying Funds, the Fund will be subject to the risks associated with such vehicles, including the possibility that the value of the securities or instruments held by an Underlying Fund could decrease.

U.S. Government Securities Risk. The Fund may invest in U.S. government securities, which are subject to price fluctuations and to default in the event that an agency or instrumentality defaults on an obligation not backed by the full faith and credit of the United States.

Performance Information

The Fund commenced operations on April 4, 2016 and therefore does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance.

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Vident Investment Advisory, LLC (the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Manager

Denise M. Krisko, CFA, President of the Sub-Adviser, has served as portfolio manager of the Fund since its inception in 2016.

Purchase and Sale of Fund Shares

Shares of the Fund may only be purchased and sold on a national securities exchange through a broker-dealer. The Shares are listed on the Exchange. The Shares that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in a large specified number of shares called a “Creation Unit.” The Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units of at least 50,000 Shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement, and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and/or a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for at least 50,000 Shares of the Fund (or multiples thereof).

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The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

Tax Information

The distributions made by the Fund are generally taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Investments through such tax-deferred arrangements may be subject to taxation upon withdrawal therefrom.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information about the Investment Objective of the Fund

The investment objective of the Fund is non-fundamental and may be changed by the Trust’s Board of Trustees (“Board”) without a shareholder vote.

More Information about the Principal Investment Strategies of the Fund

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, the Fund seeks to achieve its investment objective of outperforming its Benchmark through the use of a quantitative, rules-based strategy. This quantitative, rules-based strategy is informed, in part, by the rules-based methodology of its Benchmark. However, the strategy provides for sufficient flexibility to enable the Adviser to deviate from the investment rules when necessary to accommodate unexpected market conditions or events. The Sub-Adviser, subject to the oversight of the Adviser and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective, principal investment strategies, and investment policies.

Information regarding the Benchmark for the REX Gold Hedged S&P 500 ETF, including its methodologies and performance, is publicly available at http://us.spindices.com/indices/strategy/sp-500-dynamic-gold-hedged-index.

The Fund will provide shareholders with at least 60 days’ notice prior to any material change in its 80% investment policy.

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The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements that apply to registered investment companies and subject to the limits on leverage imposed by the 1940 Act. For more information about applicable federal tax requirements, please see “Dividends, Distributions and Taxes.”

It is expected that the Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary is considered to be a commodity pool and therefore, subject to regulation under the Commodity Exchange Act. The CFTC, however, has not passed upon the merits on an investment in the Fund or the Subsidiary, nor has the CFTC passed on the adequacy of this Prospectus.

The Sub-Adviser will consider whether it is advantageous for the Fund to invest directly in commodity-linked financial instruments or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments. As a result, the level of the Fund’s investment in the Subsidiary may vary (up to 25%) depending on the types of commodity-linked investments used to achieve the Fund’s investment objective. For example, the Fund’s increased use of commodity-linked notes typically will result in decreased investment in the Subsidiary, whereas the Fund’s increased use of futures, swaps, or options on futures typically will result in increased investment in the Subsidiary.

To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same segregation and asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Fund) and will follow the same compliance policies and procedures as the Fund. The Subsidiary is managed by the Adviser and sub-advised by the Sub-Adviser, and the Subsidiary is overseen by its own board of directors. However, because the Fund is the sole shareholder in the Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities. For more information about the operation and management of the Fund’s Subsidiary, please see “Investment Policies, Techniques and Risk Factors” in the Fund’s SAI.

The Adviser does not take defensive positions in the Fund’s portfolio during periods of adverse market, economic, political, or other conditions as the Adviser intends for the Fund to remain fully invested consistent with its investment strategy under all market conditions. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

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More Information about the Principal Risks of Investing in the Fund

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in the Fund’s summary along with additional risk information.

Active Management Risk. As an actively managed ETF, the Fund is subject to active management risk. The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. Various legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. If the Sub-Adviser is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s Shares may decline.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Commodity-Linked Investment Risk. The value of commodity-linked instruments is typically based upon the price movements of a commodity or an economic variable linked to such price movements. Therefore, the value of commodity-linked instruments may be affected by changes in overall economic conditions, in interest rates, or factors affecting a particular commodity or industry, such as production, weather and climate conditions, supply or demand, political, geo-political, changes in international balance of payments and trade, currency devaluations and revaluations, market liquidity, and economic and regulatory developments. The prices of commodity-related instruments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Commodity-linked instruments are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform. Each of these factors and events could have a significant negative impact on the Fund.

Commodity Pool Risk. As a result of the Fund’s investments in futures contracts, the Fund is deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and CFTC rules as well as the rules that apply to registered investment companies. The Adviser is registered as a CPO, and the Fund is operated in accordance with CFTC rules. Registration as a CPO subjects the registrant to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of funds whose adviser is required to register as a CPO. However, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective.

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Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations. Such a default may cause the value of an investment in the Fund to decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Derivatives Risk. The Fund uses futures contracts, which are a type of derivative contract. Derivatives are often more volatile than other investments and may magnify the gains or losses of the Fund. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives bought and sold by the Fund. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, relatively small price movements in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more than a derivative than it originally invested in it.

The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Fund, and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be, though the SEC has proposed a new rule related to such derivatives use. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear. The regulation of commodity and derivatives transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Futures Contracts Risk. The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Sub-Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

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Early Closing Risk. The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares of the Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

Equity Risk. The prices of equity securities in which the Fund invests may rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report better than expected results or be positively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may increase in response. In addition, the equity market tends to move in cycles, which may cause stock prices to rise over short or extended periods of time.

ETN Risk. The Fund may invest in ETNs. ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on a U.S. stock exchange. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.

Gold Risk. A variety of factors may affect the price of gold, including: (i) global gold supply and demand, which is influenced by such factors as forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold-producing countries such as South Africa, the United States and Australia; (ii) global or regional political, economic or financial events and situations; (iii) investors’ expectations with respect to the rate of inflation; (iv) currency exchange rates; (v) interest rates; and (vi) investment and trading activities of hedge funds and commodity funds.

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The international gold markets are subject to sharp price fluctuations, which may result in potential losses if you need to sell your Shares at a time when the price of gold is lower than it was when you made your investment in the Fund. Gold markets also have experienced extended periods of flat or declining prices. As a result, even if you hold your Shares for the long-term, you may never experience a profit. In addition, investors should be aware that there is no assurance that gold will maintain its long-term value in terms of purchasing power in the future. In the event that the price of gold declines, the Adviser expects the value of an investment in the Shares to decline proportionately.

Industry and Sector Concentration Risk. To the extent that the Fund concentrates in the securities of issuers in a particular industry or sector, the Fund may face more risks than if it were diversified more broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the Fund may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

Interest Rate Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Investing in the United States Risk. Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.

Issuer Risk. Issuer-specific events, including changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security, and changes in general economic or political conditions, may have a negative impact on the value of the Fund.

Large-Capitalization Risk. The Fund invests a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

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Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. The Fund invests in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invest may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders. Trading in Shares of the Fund may be halted because of market conditions or for reasons that, in the view of a stock exchange, make trading in the Shares inadvisable. In addition, trading in listed securities is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. A particular investment may be difficult to purchase or sell, and the Fund may be unable to sell illiquid securities at an advantageous time or price.

Market Risk. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. Fluctuations in the value of securities in which the Fund invest, directly or indirectly, will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Non-Diversification Risk. The Fund is non-diversified, meaning that, as compared to a diversified fund, the Fund can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Portfolio Turnover Risk. The Fund’s investment strategies may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance. High portfolio turnover may also result in a substantial amount of distributions from the Fund to be characterized as short-term capital gain distributions. Short-term capital gain distributions from the Fund are subject to tax at ordinary income tax rates and are to be reported by shareholders as ordinary income on their U.S. federal income tax returns.

Subsidiary Risk. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

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Tax Risk. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income and must meet certain requirements regarding the diversification of its assets, among other requirements, as described in more detail in the Fund’s Statement of Additional Information (“SAI”). The Fund may invest directly in certain instruments, such as commodity-linked instruments, which may not generate qualifying income for purposes of maintaining the Fund’s status as a RIC. To the extent the Fund invests in such instruments directly, the Fund will seek to restrict its income from investments, including commodity-linked derivatives, that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). The Fund, however, intends to principally gain exposure to certain non-qualifying investments, including commodities and commodity-linked derivatives, through its investment in the Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund has secured an opinion of counsel based on customary representations that actual distributions of all earnings and profits of the Subsidiary each taxable year made to the Fund should be treated as “qualifying income.” In addition, for purposes of satisfying the asset diversification test (as described more fully in the SAI) it may be difficult for the Fund to identify the “issuer” of certain Fund investments including derivatives investments. There is a risk that the IRS could make an adverse determination with respect to identifying the issuer of Fund investments and could disagree with the Fund’s valuation of the underlying issuers to a particular derivative. Such an adverse determination could, therefore, jeopardize the Fund’s status as a RIC, which would ultimately affect a shareholder’s return on its investment in the Fund. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Trading Risk. Although the Shares of the Fund are listed for trading on a listing exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Secondary market trading in Fund Shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in Fund Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares of the Fund will continue to be met or will remain unchanged.

Shares of the Fund may trade at, above or below their most recent NAV. The per Share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The trading prices of the Fund’s Shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the Fund’s Shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. However, given that Shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that the Fund’s Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Underlying Funds Risk. The Fund may invest in ETFs and other investment companies registered under the 1940 Act, in which case the Fund’s performance will be directly related to the performance of those investment companies. Through its positions in these investment companies, the Fund will be subject to the risks associated with such vehicles, including the possibility that the value of the securities or instruments held by an investment company could decrease. Lack of liquidity in an investment company can result in its value being more volatile than the underlying portfolio investment. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the investment companies in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund may exceed the costs of investing directly in the investment companies. The Fund may purchase investment companies at prices that exceed the net asset value of their underlying investments and may sell its investments in investment companies at prices below such net asset value, and will likely incur brokerage costs when it purchases and sells investment companies.

U.S. Government Securities Risk. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of the securities will increase and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The Fund’s portfolio holdings will be disclosed on the Fund’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

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Fund Management

Adviser. Exchange Traded Concepts, LLC, or the Adviser, an Oklahoma limited liability company, is located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120. The Adviser was formed in 2009 and provides investment advisory services to other exchange-traded funds. The Adviser serves as investment adviser to the Fund and provides investment advice to the Fund primarily in the form of oversight of the Sub-Adviser, including daily monitoring of the purchase and sale of securities by the Sub-Adviser and regular review of the Sub-Adviser’s performance. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the business affairs of the Fund, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust. For the services it provides to the Fund, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.48% on the average daily net assets of the Fund.

Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

The Subsidiary is managed by the Adviser pursuant to a separate advisory agreement, under which agreement the Subsidiary pays the Adviser a management fee. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.

Pursuant to an SEC exemptive order and subject to the conditions of that order, the Adviser may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services. Shareholders will be notified of any sub-adviser changes.

Sub-Adviser. Vident Investment Advisory, LLC, or the Sub-Adviser, is a Delaware limited liability company, located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia, 30076. The Sub-Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. Under a sub-advisory agreement, the Adviser pays the Sub-Adviser a fee calculated daily and paid monthly at an annual rate of the average daily net assets of the Fund as follows: 0.05% on up to $250 million in assets; 0.04% on the next $250 million; 0.03% on amounts over $500 million; subject to a $30,000 annual minimum fee.

Fund Sponsor. The Adviser has entered into a Sub-License, Marketing Support and Expense Reimbursement Agreement with REX Shares, LLC, or the Sponsor. Under the Expense Reimbursement Agreement, the Sponsor agrees to sub-license the use of the Benchmark to the Adviser and assumes the obligation of the Adviser to pay all expenses of the Fund, except Excluded Expenses. The Sponsor will also provide marketing support for the Fund including, but not limited to, distributing the Fund’s materials and providing the Fund with access to and the use of the Sponsor’s other marketing capabilities, including communications through print and electronic media discussing the Benchmark and the benefits of gold-hedged investing. For its services the Sponsor is entitled to a fee from the Adviser, which is calculated daily and paid monthly, based on a percentage of the average daily net assets of the Fund.

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Headquartered in Westport, Connecticut, REX Shares, LLC is an independent sponsor of ETFs. As ETF architects, the REX team specializes in creating investment vehicles that solve specific access or efficiency challenges in investor portfolios. The firm is rooted in over a decade of experience building advanced exchange-traded product solutions. The Sponsor’s research was used in the creation of the Fund’s Benchmark and trading strategy. The Sponsor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, the Sponsor is not involved in the maintenance of the Benchmark and does not act in the capacity of an index provider.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to Shareholders dated September 30, 2016.

Portfolio Manager

Denise M. Krisko, CFA, is primarily responsible for the day-to-day management of the Fund.

Ms. Krisko joined Vident Investment Advisory, LLC as its President in November 2014 and has over twenty years of investment management experience. Prior to joining Vident, Ms. Krisko was the Chief Investment Officer of Index Management Solutions. Prior to that, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management. Ms. Krisko attained the Chartered Financial Analyst designation in 2000. Ms. Krisko graduated with a BS from Pennsylvania State University and obtained her MBA from Villanova University.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed, and ownership of Fund Shares.

Buying and Selling Fund Shares

Shares are listed for trading on the Exchange. When you buy or sell Shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e. the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time).

When determining NAV, the value of the Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trust’s Valuation Committee believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures, which were approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

The Exchange (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an intraday value of Shares of the Fund, also known as the “indicative optimized portfolio value,” or IOPV. The IOPV calculations are estimates of the value of the Fund’s NAV per Share and are based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. Premiums and discounts between the IOPV and the market price may occur. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, it should not be viewed as a “real-time” update of the NAV per Share of the Fund, which is calculated only once a day. The quotations of certain holdings of the Fund may not be updated during U.S. trading hours if such holdings do not trade in the United States. Neither the Fund, the Adviser, the Sub-Adviser nor any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

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Frequent Purchases and Redemptions of Fund Shares

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual Shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s Shares because the Fund sells and redeems its Shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s Shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Units.

Book Entry

The Fund’s Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares.

Investors owning Shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

Distribution and Service Plan

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its Fund Shares. No payments pursuant to the Distribution and Service Plan will be made during the twelve (12) month period from the date of this Prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Board. Any forgone 12b-1 fees during this twelve month period will not be recoverable during any subsequent period. Because these fees, if imposed, would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
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Dividends, Distributions and Taxes

Fund Distributions

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by shareholders of the Fund for reinvestment of their dividend distributions. Shareholders should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund.

Tax Information

The following is a summary of some important tax issues that affect the Fund and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund intends to qualify for the special tax treatment afforded to RICs under the Code. If the Fund meets certain minimum distribution requirements, as a RIC it is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders.

Unless you are a tax-exempt entity or your investment in Fund Shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund Shares and you purchase or redeem Creation Units (institutional investors only).

Tax Status of Distributions

•	The Fund intends to distribute each year substantially all of its net investment income and net capital gains income.

•	Dividends and distributions that are subject to tax are generally taxable to you whether you receive them in cash or in additional shares.

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•	The dividends you receive from the Fund’s income and net short-term capital gains are expected to be taxed as ordinary income or “qualified dividend income.”

•
The income dividends you receive from the Fund will be taxed as either ordinary income or “qualified dividend income.” Dividends that are reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund Shares. Holding periods may be suspended for these purposes for stock that is hedged. The Fund’s investment strategies may limit its ability to distribute dividends eligible to be treated as qualified dividend income.

•
Distributions of the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets).

•
U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale of Shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

•
Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

•
Distributions paid in January but declared by the Fund in October, November or December of the previous year payable to shareholders of record in such a month may be taxable to you in the previous year.

•	The Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

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Tax Status of Share Transactions. Each sale of Fund Shares or redemption of Creation Units will generally be a taxable event to you. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund Shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less will be treated as long-term capital loss to the extent distributions of net capital gain were paid (or treated as paid) with respect to such Shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Fund Shares.

A person who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Units at the time of the exchange and (ii) the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between (i) the exchanger’s basis in the Creation Units and (ii) the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. The Fund has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, such Fund would have a basis in the securities different from the market value of such securities on the date of deposit.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Non-U.S. Investors. If you are a nonresident alien individual or a foreign corporation trust or estate, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, but gains from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Backup Withholding. The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund Shares) generally is required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

23

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

More information about taxes can be found in the Fund’s SAI.

Additional Information

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust, including the Fund, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

24

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund during the past four quarters, as applicable, can be found at www.rexetf.com.

Information about the Benchmark

S&P 500 Dynamic Gold Hedged Index

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by REX Shares, LLC, the sponsor of the REX Gold Hedged S&P 500 ETF (the “Licensee”). The S&P 500 Dynamic Gold Hedged Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by the Licensee. The REX Gold Hedged S&P 500 ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their respective affiliates or third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the REX Gold Hedged S&P 500 ETF or any member of the public regarding the advisability of investing in securities generally or in the REX Gold Hedged S&P 500 ETF particularly or the ability of the S&P 500 Dynamic Gold Hedged Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Licensee with respect to the S&P 500 Dynamic Gold Hedged Index is the licensing of the S&P 500 Dynamic Gold Hedged Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The S&P 500 Dynamic Gold Hedged Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Licensee or the REX Gold Hedged S&P 500 ETF. S&P Dow Jones Indices have no obligation to take the needs of the Licensee or the owners of the REX Gold Hedged S&P 500 ETF into consideration in determining, composing or calculating the S&P 500 Dynamic Gold Hedged Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the REX Gold Hedged S&P 500 ETF or the timing of the issuance or sale of the REX Gold Hedged S&P 500 ETF or in the determination or calculation of the equation by which the REX Gold Hedged S&P 500 ETF is to be converted into cash. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the REX Gold Hedged S&P 500 ETF. There is no assurance that investment products based on the S&P 500 Dynamic Gold Hedged Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc., a shareholder of S&P Dow Jones Indices LLC, and its affiliates may (i) independently issue and/or sponsor financial products unrelated to the REX Gold Hedged S&P 500 ETF currently being issued by the Licensee, but which may be similar to and competitive with the REX Gold Hedged S&P 500 ETF; and (ii) trade financial products which are linked to the performance of the S&P 500 Dynamic Gold Hedged Index. In addition, the REX Gold Hedged S&P 500 ETF may invest in financial instruments issued and traded by CME Group Inc. or its affiliates. It is possible that some or all of the above trading activity will affect the value of the S&P 500 Dynamic Gold Hedged Index and the REX Gold Hedged S&P 500 ETF.

25

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 DYNAMIC GOLD HEDGED INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE REX GOLD HEDGED S&P 500 ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 DYNAMIC GOLD HEDGED INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Consolidated Financial Highlights

The consolidated financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the consolidated financial statements audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s consolidated financial statements, are included in the Fund’s Annual Report, which is available upon request.

26

REX Gold Hedged S&P 500 ETF – Consolidated Financial Highlights

Selected Per Share Data & Ratios
For the period ended March 31, 2017
For a Share Outstanding Throughout the Period

2017‡
Net Asset Value, Beginning of Period	$25.00
Net Investment Income*	$0.28
Net Realized and Unrealized Gain on Investments	$4.10
Total from Operations	$4.38
Distributions from Net Investment Income	$(0.26)
Distributions from Net Realized Capital Gains	$(0.03)
Total Distributions	$(0.29)
Net Asset Value, End of Period	$29.09
Market Price, End of Period	$29.05
Total Return(1)	17.67%
Net Assets End of Period (000)	$2,909
Ratio of Expenses to Average Net Assets	0.48%(3)
Ratio of Net Investment Income to Average Net Assets	1.04%(3)
Portfolio Turnover(2)	24%

‡	For the period April 4, 2016 (commencement of operations) to March 31, 2017.

*	Per share data calculated using average shares method.

(1)
Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

(2)
Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of securities received or delivered from processing creations or redemptions.

(3)	Annualized.
27

Exchange Traded Concepts Trust
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, Oklahoma 73120

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

These reports contain information about the Fund’s investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund’s holdings and detailed financial information about the Fund.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

HOUSEHOLDING

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

FOR MORE INFORMATION

To request a free copy of the latest annual or semi-annual report, when available, the SAI or to request additional information about the Fund or to make other inquiries, please contact us as follows:

Call:	1-844-REX-1414 (1-844-739-1414)
Monday through Friday
8:30 a.m. to 6:30 p.m. (Eastern Time)

Write:	Exchange Traded Concepts Trust
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, OK 73120

Visit:	www.rexetf.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102.

The Trust’s Investment Company Act file number: 811-22263
REX-PS-004-0100
28

STATEMENT OF ADDITIONAL INFORMATION

REX Gold Hedged S&P 500 ETF
Ticker Symbol: GHS

(the “Fund”)

, a series of EXCHANGE TRADED CONCEPTS TRUST (the “Trust”)

Principal Listing Exchange for the Fund: NYSE Arca, Inc.
(“NYSE Arca” or the “Exchange”)

Investment Adviser:
Exchange Traded Concepts, LLC

Sub-Adviser:
Vident Investment Advisory, LLC

This SAI is not a prospectus. It should be read in conjunction with the Fund’s Prospectus, dated July 31, 2017, as revised from time to time, which incorporates this SAI by reference. Capitalized terms not defined herein are defined in the Prospectus. The Fund’s audited consolidated financial statements for the fiscal period ended March 31, 2017, including notes thereto and the report of Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, are contained in the 2017 Annual Report and incorporated by reference into this SAI. A copy of the Fund’s Annual or Semi-Annual Report or the Prospectus may be obtained without charge, by writing the Fund’s Distributor, SEI Investments Distribution Co. at One Freedom Valley Drive, Oaks, PA 19456, by visiting the Fund’s website at www.rexetf.com, or by telephoning the Trust at 1-844-REX-1414 (1-844-739-1414).

The date of this SAI is July 31, 2017

REX-SX-001-0200

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST	1
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS	1
SPECIAL CONSIDERATIONS AND RISKS	16
INVESTMENT RESTRICTIONS	17
CONTINUOUS OFFERING	19
EXCHANGE LISTING AND TRADING	20
MANAGEMENT OF THE TRUST	21
CODES OF ETHICS	29
PROXY VOTING	29
INVESTMENT ADVISORY AND OTHER SERVICES	29
THE PORTFOLIO MANAGER	31
THE DISTRIBUTOR	31
THE ADMINISTRATOR	33
THE CUSTODIAN	34
THE TRANSFER AGENT	34
LEGAL COUNSEL	34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES	34
DESCRIPTION OF SHARES	34
LIMITATION OF TRUSTEES’ LIABILITY	35
PORTFOLIO TRANSACTIONS AND BROKERAGE	35
PORTFOLIO TURNOVER RATE	38
BOOK ENTRY ONLY SYSTEM	38
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	39
CREATION AND REDEMPTION OF CREATION UNITS	40
DETERMINATION OF NET ASSET VALUE	47
DIVIDENDS AND DISTRIBUTIONS	47
FEDERAL INCOME TAXES	48
CONSOLIDATED FINANCIAL STATEMENTS	57
APPENDIX A	A-1
APPENDIX B	B-1
i

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates to the REX Gold Hedged S&P 500 ETF (the “Fund”). The Trust was organized as a Delaware statutory trust on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund offers and issues shares at their net asset value (“NAV”) in aggregated lots of at least 50,000 (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for: (i) a basket of individual securities (the “Deposit Securities”) and (ii) an amount of cash (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. The Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units of the Fund. The shares of the Fund, as described in the Fund’s Prospectus, trade on the NYSE Arca, Inc. (the “Exchange”) at market prices that may be below, at, or above NAV per share of the Fund.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

Exchange Traded Concepts, LLC (the “Adviser”) serves as the investment adviser to the Fund, a non-diversified open-end management investment company. The Fund’s investment objective and principal investment strategies, as well as other important information, are described in the Fund’s Prospectus, which should be read together with this SAI. The investment objective of the Fund is non-fundamental and may be changed without the consent of the holders of a majority of the Fund’s outstanding shares.

The day-to-day portfolio management of the Fund is provided by Vident Investment Advisory, LLC (the “Sub-Adviser”), and is subject to the supervision of the Adviser and the Board. The Sub-Adviser selects securities for the Fund’s investment pursuant to an “active” management strategy for security selection and portfolio construction. As described more fully in the Fund’s Prospectus, the Fund seeks to achieve its investment objective of outperforming its benchmark index, the S&P 500 Dynamic Gold Hedged Index, by providing exposure to a gold-hedged equity portfolio using a quantitative, rules-based strategy. The Fund will invest primarily in (i) large-cap U.S. stocks; (ii) gold futures, (iii) ETFs or exchange-traded notes (“ETNs”) that provide exposure to gold, and (iv) futures that provide exposure to the S&P 500® Index. The Fund will also invest in fixed income instruments such as Treasury securities and other high-quality, short duration fixed income instruments, money market instruments, cash and cash equivalents to provide liquidity and collateralize its futures contracts. The Fund may invest in ETFs and exchange-traded closed-end funds (“Underlying Funds”) that provide exposure to large-cap U.S. stocks.

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The purpose of this investment is to provide the Fund primarily with exposure to the price of gold within the limits of the federal tax requirements applicable to regulated investment companies (RICs) under Subchapter M of the Internal Revenue Code of 1968, as amended (the “Internal Revenue Code”). As a result, the Fund may be considered to be investing indirectly in the investments of its Subsidiary. For that reason, references in this SAI to the Fund may also include the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in futures contracts and other commodity-linked instruments.

The Subsidiary is managed by the Adviser and sub-advised by the Sub-Adviser. For the Subsidiary, pursuant to a management agreement between the Subsidiary and the Adviser (the “Subsidiary Agreement”), the Adviser will: (i) provide management services; (ii) pay all expenses incurred by the Subsidiary except for the fee paid to the Adviser pursuant to the Subsidiary Agreement (the “Subsidiary Management Fee”), interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, and extraordinary expenses; and, in consideration thereof (iii) receive the Subsidiary Management Fee. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the Subsidiary Management Fee, if any, paid to the Adviser by the Fund’s Subsidiary. The Adviser, and not the Fund or its Subsidiary, pays the Sub-Adviser’s fees. Please refer to the section in this SAI titled “Federal Income Taxes” for information about certain tax aspects of the Fund’s investment in the Subsidiary.

The investment techniques and instruments described below and in the Fund’s Prospectus may, consistent with the Fund’s investment objective and investment policies, be used by the Fund if, in the opinion of the Adviser or the Sub-Adviser, such strategies will be advantageous to the Fund. The Fund may not invest in all of the instruments and techniques described below. In addition, the Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies, and the Fund will periodically change the composition of its portfolio to best meet its investment objective. For more information about the Fund’s principal strategies and risks, please see the Fund’s Prospectus.

Concentration

The Fund may concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Fund’s benchmark index and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of their assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of the Fund’s benchmark index and, therefore, the securities may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code.In particular, as the Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark index.

Equity Securities

Equity securities represent ownership interests in a company. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

Types of equity securities in which the Fund may invest include:

•
Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•
Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•
Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•
Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

•
Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of investing in equity securities:

General Risks of Investing in Stocks. While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Small- and Medium-Sized Companies. Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small- and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Large-Sized Companies. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

Futures and Options Transactions; CFTC Regulation

Futures and Options on Futures. The Fund will engage in futures transactions and may engage in options transactions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index, or instrument; or other risk management purposes.

The Fund may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, it is required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts related options, including the following: (1) the success of a hedging strategy may depend on an investment adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write (sell) put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. The SEC staff has indicated that a written call option on a security may be covered if the Fund: (1) owns the security underlying the call until the option is exercised or expires; (2) holds an American-style call on the same security as the call written with an exercise price (a) no greater than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets designated on the Fund’s records or placed in a segregated account with the Fund’s custodian; (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated); or (4) segregates cash or other liquid assets on the Fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

All put options written by the Fund will be covered by: (1) segregating cash, cash equivalents, such as U.S. Treasury securities or overnight repurchase agreements, or other liquid assets on the Fund’s records or with the custodian having a value at least equal to exercise price of the option (less cash received, if any); or (2) holding a put option on the same security as the option written where the exercise price of the written put option is (i) equal to or higher than the exercise price of the option written or (ii) less than the exercise price of the option written provided the Fund segregates cash or other liquid assets in the amount of the difference.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

CFTC Regulation. The Fund is subject to regulation under the Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules as a commodity pool. The Adviser is registered as a commodity pool operator (“CPO”), and the Fund will be operated in accordance with CFTC rules. Regulation as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program, while the Adviser’s registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the ability of the Fund to achieve its investment objective.

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies, including the Underlying Funds, to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, the Fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund. The Trust may enter into agreements with several unaffiliated Underlying Funds that permit, pursuant to an SEC order, the Fund to purchase shares of those Underlying Funds beyond the Section 12(d)(1) limits described above. The Fund also may rely on exemptions available under the 1940 Act or the rules thereunder to invest in excess of the limits stated above.

When the Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

The Fund expects to invest in Underlying Funds that are index-based, which hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and the temporary unavailability of certain component securities of the index.

The Fund also may invest in Underlying Funds that are actively managed.

The Fund may invest in closed-end funds. Closed-end funds are pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher (i.e., at a premium) or lower (i.e., at a discount) than the net asset value of a closed-end fund’s portfolio holdings. Closed-end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While the Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While the Fund investing in closed-end funds attempts to diversify its exposure to such investments, lackluster performance of a single closed-end fund can have a negative impact on the performance of the Fund as a whole. The Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in the Fund.

Registered investment companies are also permitted to invest in the Fund beyond the Section 12(d)(1) limits subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the Trust, including that such investment companies enter into an agreement with the Fund.

Investment in the Subsidiary

The Fund will achieve commodities exposure through investment in the Subsidiary. Such investment may not exceed 25% of the Fund’s total assets, as measured at the end of every quarter of the Fund’s taxable year. The Subsidiary will invest in derivatives including, including futures contracts and commodity-linked instruments, and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s derivatives positions. Unlike the Fund, the Subsidiary may invest without limitation in futures and may use leveraged investment techniques. The Subsidiary otherwise is subject to the same general investment policies and restrictions as the Fund. Except as noted, references to the investment strategies of the Fund for non-equity securities include the investment strategies of the Subsidiary.

The Subsidiary is not registered under the 1940 Act. As an investor in the Subsidiary, the Fund, as the Subsidiary’s sole shareholder, would not have the protections offered to investors in registered investment companies. However, because the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are managed by the Adviser, it is unlikely that the Subsidiary would take action contrary to the interests of the Fund or the Fund’s shareholders. The Board has oversight responsibility for the investment activities of the Fund, including their investments in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Adviser would be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders.

In order for the Fund to qualify as a RIC under the Code the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the Taxes section below. In September 2016, the Internal Revenue Service (“IRS”) issued proposed regulations that would generally require the Subsidiary to distribute its income each year in order for the Fund to treat that income as “qualifying income.” The Fund has secured an opinion of counsel, based on customary representations that actual distributions made to the Fund should be treated as “qualifying income,” which is consistent with the recently proposed IRS regulations. Accordingly, to the extent the Subsidiary makes distributions out of its earnings and profits, the Fund expects such distributions to be treated as qualifying income. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to ensure compliance with the Fund’s asset diversification test as described in more detail in the Taxes section.

Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivatives through the Subsidiary may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. As such, the Fund might cease to qualify as a RIC or could be required to reduce its exposure to such investments, which may result in difficulty in implementing the Fund’s investment strategy. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the Fund shareholder level when such income is distributed by the Fund. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Borrowing

While the Fund does not anticipate doing so, the Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund may use leverage during periods when the Sub-Adviser believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.

Lending Portfolio Securities

The Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Sub-Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Pooled Investment Vehicles

The Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, the Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold currency or commodities, such as gold or oil, or other property that is itself not a security. If the Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Certain pooled vehicles may be exchange-traded products (“ETPs”) that are not taxable as RICs. These non-RIC ETPs may produce non-qualifying income for purposes of the “90% Test” (as defined below), which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. If one or more of these non-RIC ETPs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, this non-qualifying income may be attributed to the Fund and could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code. Failure to comply with the requirements to qualify as a RIC would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders, which would ultimately affect a shareholder’s return on its investment in the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions, which may be deemed to be loans. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash, cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements are not senior securities.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

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U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

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U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of shares.

Zero Coupon Bonds

The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

Information About the Benchmark (S&P 500 Dynamic Gold Hedged Index)

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by REX Shares, LLC, the sponsor of the REX Gold Hedged S&P 500 ETF (the “Licensee”). The S&P 500 Dynamic Gold Hedged Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by the Licensee. The REX Gold Hedged S&P 500 ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their respective affiliates or third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the REX Gold Hedged S&P 500 ETF or any member of the public regarding the advisability of investing in securities generally or in the REX Gold Hedged S&P 500 ETF particularly or the ability of the S&P 500 Dynamic Gold Hedged Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Licensee with respect to the S&P 500 Dynamic Gold Hedged Index is the licensing of the S&P 500 Dynamic Gold Hedged Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The S&P 500 Dynamic Gold Hedged Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Licensee or the REX Gold Hedged S&P 500 ETF. S&P Dow Jones Indices have no obligation to take the needs of the Licensee or the owners of the REX Gold Hedged S&P 500 ETF into consideration in determining, composing or calculating the S&P 500 Dynamic Gold Hedged Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the REX Gold Hedged S&P 500 ETF or the timing of the issuance or sale of the REX Gold Hedged S&P 500 ETF or in the determination or calculation of the equation by which the REX Gold Hedged S&P 500 ETF is to be converted into cash. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the REX Gold Hedged S&P 500 ETF. There is no assurance that investment products based on the S&P 500 Dynamic Gold Hedged Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc., a shareholder of S&P Dow Jones Indices LLC, and its affiliates may (i) independently issue and/or sponsor financial products unrelated to the REX Gold Hedged S&P 500 ETF currently being issued by the Licensee, but which may be similar to and competitive with the REX Gold Hedged S&P 500 ETF; and (ii) trade financial products which are linked to the performance of the S&P 500 Dynamic Gold Hedged Index. In addition, the REX Gold Hedged S&P 500 ETF may invest in financial instruments issued and traded by CME Group Inc. or its affiliates. It is possible that some or all of the above trading activity will affect the value of the S&P 500 Dynamic Gold Hedged Index and the REX Gold Hedged S&P 500 ETF.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 DYNAMIC GOLD HEDGED INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE REX GOLD HEDGED S&P 500 ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 DYNAMIC GOLD HEDGED INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

General

Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Recent Market Circumstances

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and the introduction of new international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (known as “Basel III”), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

Since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has spread to varying degrees throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

In the United States, on August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” Any additional downgrade by S&P, or any other rating agency, could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt.

Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, in a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the European Union (“EU”), creating economic and political uncertainty in its wake. The country’s departure from the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom has, pursuant to the Treaty of Lisbon (the “Treaty”), given notice of its withdrawal and entered into negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The impact of these types of developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Cyber Security Risk

Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For these purposes, a “majority of outstanding voting securities” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.	Purchase or sell physical commodities or contracts relating to physical commodities, except in compliance with any applicable provisions of the federal securities or commodities laws.

3.
Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of companies in a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its benchmark index concentrates in the securities of companies in a particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.	Make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5.
Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

6.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.
Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies.

In addition to the investment objectives of the Fund, the investment limitations listed below are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board.

1.	The Fund may not purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

2.
The Fund will not, under normal circumstances, invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies composing the S&P 500® Index or in instruments that have economic characteristics similar to those equity securities on the S&P 500® Index.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid securities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund will not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. Consistent with applicable law, the Fund may purchase or sell options, futures, forward contracts, or swaps, may invest in securities or other instruments backed by commodities, including physical commodities, and may invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

CONTINUOUS OFFERING

The method by which Creation Units are created and sold may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with SIDCO (the “Distributor”), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares that are part of an over-allotment within the meaning of Section 4(a)(3) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to shares of the Fund are reminded that, under Rule 153 of the Securities Act, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, the Fund’s Prospectus.

Shares of the Fund are approved for listing and trading on the Exchange. The shares of the Fund trade on the Exchange at prices that may differ to some degree from the Fund’s NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

The Exchange may, but is not required to, remove the shares of the Fund from listing if: (1) following the initial twelve-month period after commencement of trading on the Exchange of the Fund’s shares, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (2) the “indicative optimized portfolio value” (“IOPV”) is no longer calculated or available, or the portfolio of securities on which the Fund’s NAV is calculated is not made available to all market participants at the same time; (3) the Fund has failed to file any filings required by the SEC or if the Exchange is aware that the Fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC with respect to the Fund’s shares; or (4) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares of the Fund from listing and trading upon termination of the Trust or the Fund. If there is an interruption in the availability of the Fund’s IOPV, the Exchange may halt trading in shares of the Fund during the day in which the interruption occurs. If such interruption persists beyond the trading day in which it first occurred, the Exchange will halt trading in shares of the Fund no later than the beginning of the next trading day unless or until such time as the values begin to be disseminated at the required frequency. If the Exchange becomes aware that the NAV or the portfolio of securities on which the Fund’s NAV is calculated is not disseminated to all market participants at the same time, it will halt trading of the Fund’s shares until such time as the NAV or portfolio is available to all market participants.

The Exchange (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an IOPV relating to the Fund. The IOPV calculations are estimates of the value of the Fund’s NAV and are based on the sum of the estimated Cash Component (defined below) effective through and including the previous Business Day (defined below), plus the current market value of the Deposit Securities (defined below) required to be deposited in exchange for a Creation Unit. Premiums and discounts between the IOPV and the market price may occur. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, it should not be viewed as a “real-time” update of the NAV of the Fund, which is calculated only once a day. In addition, the quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Neither the Fund, the Adviser, nor any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Fund Management.”

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund, are overseen by the Board. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

Like most exchange-traded funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Sub-Adviser, the Distributor and administrator, SEI Investments Global Funds Services (the “Administrator”). The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Sub-Adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory and sub-advisory agreements with the Adviser and the Sub-Adviser, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, Top 10 portfolio holdings.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Board has also established a Fair Value Committee that is responsible for implementing the Trust’s Fair Value Procedures and providing reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “independent Trustees”). J. Garrett Stevens, the sole interested Trustee, serves as Chairman of the Board. The Trust does not have a lead independent trustee. The Board is comprised of a super-majority (i.e., 67 percent or more) of independent Trustees. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees of the Fund constitute a super-majority of the Board, the number of independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Nominating Committee (as described below). The Audit Committee and Nominating Committee are chaired by an independent Trustee and composed of independent Trustees.

Set forth below are the names, years of birth, positions with the Trust, lengths of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. The address of each Trustee of the Trust is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past 5 Years
Interested Trustee
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2000 to present— Investment Adviser/Vice President; Exchange Traded Concepts Trust, 2009 to 2011 — Chief Executive Officer and Secretary, 2011 to present — President; Exchange Traded Concepts, LLC, 2009 to present — Chief Executive Officer; Exchange Listed Funds Trust, 2012 to present — President.	10	ETF Series Solutions (2012 to 2014) – Trustee

Name and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past 5 Years
Independent Trustees
Timothy J. Jacoby (1952)	Trustee	Since 2014	Deloitte & Touche LLP, 2000 to 2014─ Senior Partner.	14	Trustee, Exchange Listed Funds Trust (4) – Trustee Source ETF Trust, 2014 to 2015 – Trustee; Edward Money Market Fund – Trustee
David M. Mahle (1944)	Trustee	Since 2011	Jones Day, 2012 to 2015 — Consultant; Jones Day, 2008 to 2011 — Of Counsel; Jones Day, 1988 to 2008 — Partner; Simplon International Ltd., 2012 to present – Director; Tuxedo Club, 2014 to present – Governor.	14	Exchange Listed Funds Trust (4) – Trustee; Source ETF Trust, 2014 to 2015 – Trustee
Kurt Wolfgruber (1950)	Trustee	Since 2012	Amherst Asset Management, 2010 to present - Independent Advisor; Oppenheimer Funds, Inc., 2007 to 2009 — President.	14	New Mountain Finance Corp. - Director; Exchange Listed Funds Trust (4) - Trustee; Source ETF Trust, 2014 to 2015 – Trustee
Mark Zurack (1957)	Trustee	Since 2011	Columbia Business School, 2002 to present — Professor.	10	AQR Funds (46) - Trustee; Source ETF Trust, 2014 to 2015 – Trustee

(1)	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Stevens should serve as Trustee because of the experience he gained in his roles with registered broker-dealer and investment management firms, as Chief Executive Officer of the Adviser, his experience in and knowledge of the financial services industry, and the experience he has gained as serving as Trustee of the Trust since 2009.

The Trust has concluded that Mr. Jacoby should serve as a Trustee because of the experience he has gained from over 25 years in or serving the investment management industry. Until his retirement in June 2014, Mr. Jacoby served as a partner at the audit and professional services firm Deloitte & Touche LLP, where he had worked since 2000, providing various services to asset management firms that manage mutual funds, hedge funds and private equity funds. Prior to that, Mr. Jacoby held various senior positions at financial services firms. Additionally, he served as a partner at Ernst & Young LLP. Mr. Jacoby is a Certified Public Accountant.

The Trust has concluded that Mr. Mahle should serve as Trustee because of the experience he has gained as an attorney in the investment management industry of a major law firm, representing exchange-traded funds and other investment companies as well as their sponsors and advisers and his knowledge and experience in investment management law and the financial services industry. Mr.Mahle is also a professor of law at Fordham Law School, where he lectures on investment companies and investment adviser regulations.

The Trust has concluded that Mr. Wolfgruber should serve as a Trustee because of his experience as President and Chief Investment Officer of OppenheimerFunds, Inc. where he was employed from 2000 to 2009. Mr. Wolfgruber was responsible for the oversight of sales, marketing, trading, risk management and the investment process of ten investment teams which, together, managed over $200 billion across domestic and international asset classes. Mr. Wolfgruber has been involved in investment management for over 35 years with previous experience as a research analyst, portfolio manager and team and business leader at JP Morgan Investment Management from 1974 to 2000. He is a Chartered Financial Analyst.

The Trust has concluded that Mr. Zurack should serve as a Trustee because of the experience he has gained serving in various leadership roles in the equity derivatives groups of a large financial institution, his experience in teaching equity derivatives at the graduate level, as well as his knowledge of the financial services industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Set forth below are the names, years of birth, positions with the Trust, lengths and term of office, and principal occupations held during the last five years by each of the persons currently serving as officers of the Trust. The address of J. Garrett Stevens, Richard Hogan, and James J. Baker Jr. is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, the address of Eric Kleinschmidt is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, and the address of LuAnne Garvey is Cipperman Compliance Services, 480 E. Swedesford Road, Suite 300, Wayne, PA 19087.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009), President (Since 2011)
T.S. Phillips Investments, Inc., 2000 to present— Investment Adviser/Vice President; Exchange Traded Concepts Trust, 2009 to 2011 — Chief Executive Officer and Secretary, 2011 to present — President; Exchange Traded Concepts, LLC, 2009 to present — Chief Executive Officer; and Exchange Listed Funds Trust, 2012 to present — President.

Richard Hogan (1961)	Secretary	Since 2011
Exchange Traded Concepts, LLC, 2011 to present — President; Private Investor — 2003 to present; Exchange Listed Funds Trust, 2012 to present - Trustee and Secretary; Peconic Land Trust, 2012 to 2016 — Board Member; Yorkville ETF Advisors, 2011 to 2016 - Managing Member.

James J. Baker Jr. (1951)	Treasurer	Since 2015	Exchange Traded Concepts, LLC, 2011 to present — Managing Partner; Yorkville ETF Advisors, 2012 to 2016 — Managing Partner; Goldman Sachs, 2000 to 2011 — Vice President.
Eric Kleinschmidt (1968)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services, 2004 to present, Manager, Fund Accounting, 1999 to 2004.
LuAnne Garvey (1958)	Chief Compliance Officer	Since 2015	Cipperman Compliance Services, LLC, 2014 to present — Compliance Director; Foreside Financial Group 2012 to 2013 — Compliance Manager; BNY Mellon Distributors, 2010 to April 2012 — Compliance Manager.

[1]	Each Officer serves at the pleasure of the Board of Trustees.

Compensation of the Trustees

The following table sets forth the fees paid to the Trustees for the fiscal year ended March 31, 2017. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Fund. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[2]
Interested Trustee
Stevens	$0	n/a	n/a	$0 for service on (1) board
Independent Trustees
Jacoby	$50,000	n/a	n/a	$100,000 for service on (2) boards
Wolfgruber	$45,000	n/a	n/a	$90,000 for service on (2) boards
Mahle	$45,000	n/a	n/a	$90,000 for service on (2) boards
Zurack	$47,500	n/a	n/a	$47,500 for service on (1) board

1
For the fiscal year ended March 31, 2017, as compensation for service on the Trust’s Board, the Trustees were entitled to receive a $35,000 annual base fee, as well as a $2,500 fee for each in-person meeting and a $1,000 fee for each telephonic meeting. In addition, Mr. Jacoby received a $5,000 annual fee for his service as Audit Committee chair.

2
For the fiscal year ended March 31, 2017, for their service on the Board of Trustees of Exchange Listed Funds Trust in the Fund Complex, Mr. Jacoby, Mr. Wolfgruber and Mr. Mahle each received a $35,000 annual base fee, as well as a $2,500 fee for each in-person meeting (or, if both Trusts in the Fund complex met, $4,000 per day, whichever is lower), and a $1,000 fee for each telephonic meeting. In addition, Mr. Jacoby received a $5,000 annual fee for his service as Audit Committee chair.

Board Committees

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. The Audit Committee meets periodically, as necessary, and eight (8) times during the most recently completed fiscal year.

Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee that is composed of each of the independent Trustees of the Trust. The Governance and Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Governance and Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Governance and Nominating Committee generally will not consider nominees recommended by shareholders. The Governance and Nominating Committee meets periodically, as necessary, and met once during the most recently completed fiscal year.

Fair Value Committee. In addition to the Board’s standing committees described above, the Board also has established a Fair Value Committee that is composed of certain officers of the Trust and representatives from the Adviser and the Trust’s administrator. The Fair Value Committee operates under procedures approved by the Board. The Fair Value Committee is responsible for the valuation of any portfolio investments for which market quotations or prices are not readily available. The Fair Value Committee meets periodically, as necessary.

Ownership of Fund Shares

The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of shares of the Fund and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Trustees and officers own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Fund Shares (Owned in All Funds in the Fund Complex)[1]
Interested Trustee
J. Garrett Stevens	None	None
Independent Trustees
Timothy J. Jacoby	None	None
David M. Mahle	None	None
Kurt Wolfgruber	None	None
Mark A. Zurack	None	None

[1]	Valuation date is December 31, 2016.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Advisers and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. (each, a “Code of Ethics” and collectively, the “Codes of Ethics”). The Codes of Ethics are designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Advisers and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the Codes of Ethics).

There can be no assurance that the Codes of Ethics will be effective in preventing such activities. Each Code of Ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at www.sec.gov.

PROXY VOTING

The Board has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Adviser. Proxies for the portfolio securities are voted in accordance with the Adviser’s proxy voting guidelines, which are set forth in Exhibit A to this SAI. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-844-REX-1414; (2) on the Fund’s website at www.rexetf.com; and (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser. Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, serves as the investment adviser to the Fund. The Adviser is majority owned by Cottonwood ETF Holdings LLC.

The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”), with respect to the Fund. Under the Advisory Agreement, the Adviser provides investment advice to the Fund primarily in the form of oversight of the Sub-Adviser, including daily monitoring of the purchase and sale of securities by the Sub-Adviser and regular review of the Sub-Adviser’s performance. The Adviser, in consultation with the Sub-Adviser, arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services the Adviser provides, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.48% on the average daily net assets of the Fund. For the fiscal period April 4, 2016 (commencement of operations) through March 31, 2017, the Adviser earned $14,848 in advisory fees under the Advisory Agreement.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Trust except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”).

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

The Subsidiary is managed by the Adviser pursuant to the Subsidiary Agreement, under which agreement the Subsidiary pays the Adviser the Subsidiary Management Fee. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the Subsidiary Management Fee, if any, paid to the Adviser by the Subsidiary. For the fiscal period ended March 31, 2017, the Subsidiary Management Fee was $0. The Adviser, and not the Fund or the Subsidiary, pays the Sub-Adviser’s fees.

The Trust and the Adviser have obtained exemptive relief, In the Matter of Exchange Traded Concepts Trust, et al., Investment Company Act Release Nos. 31453 (February 10, 2015) (Notice) and 31502 (March 10, 2015) (the “Order”), pursuant to which the Adviser may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services, subject to the conditions of the Order. Shareholders will be notified of any sub-adviser changes.

Sub-Adviser. The Adviser has retained Vident Investment Advisory, LLC, 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076, to serve as sub-adviser to the Fund. The Sub-Adviser is a wholly-owned subsidiary of Vident Financial, LLC. Under a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”) the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker dealers to execute purchase and sale transactions as instructed by the Adviser, subject to the supervision of the Adviser and the Board of Trustees. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee, calculated daily and paid monthly, at an annual rate as follows: 0.05% on up to $250 million in assets; 0.04% on the next $250 million; 0.03% on amounts over $500 million; subject to a $30,000 annual minimum fee. For the fiscal period April 4, 2016 (commencement of operations) through March 31, 2017, the Sub-Adviser earned $29,672 in sub-advisory fees under the Sub-Advisory Agreement.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement also may be terminated by the Adviser upon sixty (60) days’ written notice to the Sub-Adviser and by the Sub-Adviser upon sixty (60) day’s written notice to the Adviser and the Board. As used in the Sub-Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

THE PORTFOLIO MANAGER

Denise M. Krisko (the “Portfolio Manager”) serves as portfolio manager of the Fund. This section includes information about the Portfolio Manager, including information about other accounts the Portfolio Manager manages and the Portfolio Manager’s compensation.

Compensation. The Portfolio Manager is compensated by the Sub-Adviser and does not receive any compensation directly from the Fund or the Adviser. The Portfolio Manager receives a base salary and is eligible to earn discretionary bonuses from time to time. The availability and amount of any bonus will be based on factors such as the Sub-Adviser’s profitability, the Portfolio Manager’s individual performance and team contribution.

Fund Shares Owned by Portfolio Manager. The Fund is required to show the dollar range of the Portfolio Manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of the date of this SAI, the Portfolio Manager beneficially owned no shares of either Fund.

Other Accounts Managed by the Portfolio Manager. In addition to the Fund, the Portfolio Manager is responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Denise M. Krisko	20	$2,429	1	$14	57	$110

*	Information provided is as of March 31, 2017. None of the accounts managed by the Portfolio Manager are subject to performance based advisory fees.

Conflicts of Interest. The Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the Portfolio Manager’s other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts managed by the Portfolio Manager are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), and an affiliate of the Administrator, are parties to an distribution agreement dated November 10, 2011 (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes shares of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 50,000 shares. The Distributor will not distribute shares in amounts less than a Creation Unit. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Distributor may also provide trade order processing services pursuant to a services agreement.

Distribution and Service Plan. The Trust has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan will be made during the twelve (12) month period from the date of this SAI. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of any class of the Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that shares of the Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.

THE ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as administrator of the Trust and the Fund. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments, is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other exchange-traded funds and mutual funds.

The Trust and the Administrator have entered into an administration agreement dated November 10, 2011 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

For its services under the Administration Agreement, the Administrator is entitled to a fee, based on assets under management, subject to a minimum fee.

THE CUSTODIAN

Brown Brothers Harriman & Co. (the “Custodian”), located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act. The Custodian also serves as custodian to the Subsidiaries.

THE TRANSFER AGENT

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio, serves as the independent registered public accounting firm for the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund’s Adviser, Sub-Adviser, Distributor, or any affiliated person of the Fund, the Adviser, Sub-Adviser, or the Distributor.

The Trust’s Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the In-Kind Creation Basket and the In-Kind Redemption Basket, is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s Shares, when issued, are fully paid and non-assessable.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders receive one vote for every full Fund share owned. The Fund will vote separately on matters relating solely to the Fund. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by the Board on the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 1-844-REX-1414 or by writing to the Fund at the following address: c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, and in most cases, exact dollar values for those services are not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. The Sub-Adviser uses several brokerage firms for execution services who specialize in index management as well as agency and principal trading. To the extent that the Sub-Adviser engages in brokerage transactions with a broker-dealer that is an affiliated person, it will do so in accordance with applicable law. The Trading Sub-Adviser’s use of an affiliated broker-dealer creates a potential conflict of interest to favor an affiliate. The Trading Sub-Adviser’s brokerage allocation process and best execution reviews seek to identify and address potential conflicts of interest.

Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Section 28(e) of the 1934 Act permits the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Sub-Adviser, but only if the Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

The Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Sub-Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Sub-Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Sub-Adviser, effectively cross subsidizing the other accounts managed by the Sub-Adviser that benefit directly from the product. The Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

Neither the Adviser nor the Sub-Adviser currently uses Fund assets for, or participates in, any third party soft dollar arrangements, although they may do so in the future. However, they may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser and the Sub-Adviser do not “pay up” for the value of any such proprietary research.

The Sub-Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

For the fiscal period April 4, 2016 (commencement of operations) through March 31, 2017, the Fund paid $180 in aggregate brokerage commissions on portfolio transactions.

Directed Brokerage. For the fiscal period April 4, 2016 (commencement of operations) through March 31, 2017, the Fund did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or Sub-Adviser.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those members who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically. For the fiscal period April 4, 2016 (commencement of operations) through March 31, 2017, the Fund did not pay brokerage commissions to affiliated brokers.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Fund’s shares. As of March 31, 2017, the Fund did not hold any securities of its “regular brokers and dealers.”

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. Generally, the higher the Fund’s rate of portfolio turnover, the higher the transaction costs borne by the Fund and its long-term shareholders. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because the Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and options contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information.”

Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of June 30, 2017, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Fund is set forth in the table below.

Participant Name and Address	Percentage of Ownership
Pershing One Pershing Plaza 4th Floor Jersey City, NJ 07399	30.00%
Merrill Lynch 4 World Financial Center New York, NY 10080	26.31%
TD Ameritrade 200 South 108th Avenue Omaha, NE 68154	12.09%
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	9.82%
LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.51%
Charles Schwab 211 Main Street San Francisco, CA 94105	5.75%

CREATION AND REDEMPTION OF CREATION UNITS

The Fund offers and issues shares at NAV in Creation Unit Aggregations, generally in exchange for the Deposit Securities and Cash Component. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for the Deposit Securities and Cash Component.

As is further discussed below, the Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units for the Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities.

Creation

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), of an order received in proper form.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of an in-kind deposit of a designated portfolio of securities – the “Deposit Securities” – per each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash – the Cash Component – computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Adviser to the Fund with a view to the investment objectives of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. The Trust also reserves the right to offer an “all cash” option for creations of Creation Units for the Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of at least 50,000 shares. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 3:00 p.m., Eastern Time, an hour earlier than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) (“Closing Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

If permitted by the Sub-Adviser in its sole discretion with respect to the Fund, an Authorized Participant may also agree to enter into or arrange for an exchange of a futures contract for related position (“EFCRP”) or block trade with the relevant Fund or its Subsidiary whereby the Authorized Participant would also transfer to such Fund a number and type of exchange-traded futures contracts at or near the closing settlement price for such contracts on the purchase order date. Similarly, the Sub-Adviser in its sole discretion may agree with an Authorized Participant to use an EFCRP or block trade to effect an order to redeem Creation Units.

An EFCRP is a technique permitted by the rules of certain futures exchanges that, as utilized by the Fund in the Sub-Adviser’s discretion, would allow such Fund or its Subsidiary to take a position in a futures contract from an Authorized Participant, or give futures contracts to an Authorized Participant, in the case of a redemption, rather than to enter the futures exchange markets to obtain such a position. An EFCRP by itself will not change either party’s net risk position materially. Because the futures position that the Fund would otherwise need to take in order to meet its investment objective can be obtained without unnecessarily impacting the financial or futures markets or their pricing, EFCRPs can generally be viewed as transactions beneficial to the Fund. A block trade is a technique that permits the Fund to obtain a futures position without going through the market auction system and can generally be viewed as a transaction beneficial to the Fund.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to 3:00 p.m., Eastern Time, on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process, should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effecting such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m., Eastern Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m., Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m., Eastern Time on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 p.m., Eastern Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above; (d) acceptance of the Deposit Securities or Cash Purchase Amount would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit or Cash Purchase Amount would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit or Cash Purchase Amount would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Cash Purchase Amounts nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee*
REX Gold Hedged S&P 500 ETF	$500

*
To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund may adjust the Creation Transaction Fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the “Fund Securities” that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Cash Redemption Amount. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced by the Administrator on the Business Day of the request for redemption received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee”. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 3:00 p.m., Eastern Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within three Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than 3:00 p.m., Eastern Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than 3:00 p.m., Eastern Time on the Transmittal Date, but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for the Fund.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee*
REX Gold Hedged S&P 500 ETF	$500

*
To the extent a Creation Unit consists of more than 100 securities, an additional Redemption Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund may adjust the Redemption Transaction Fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Calculating NAV.”

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV per share. The NAV per share for the Fund is calculated by the Administrator and determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing the Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying Funds in which the Fund invests, is taken from the exchange where the security is primarily traded. Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined in good faith by the Sub-Adviser in accordance with procedures adopted by the Board.

Futures contracts will be valued at the settlement or closing price determined by the applicable exchange. Cash Instruments may be valued at market values, as furnished by recognized dealers in such securities or assets. Cash Instruments also may be valued on the basis of information furnished by an independent pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term debt securities with remaining maturities of sixty days or less for which market quotations and information furnished by an independent pricing service are not readily available will be valued at amortized cost, which approximates current value. Shares of money market mutual funds held by the Fund will be valued at their respective NAVs.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends for the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund.

FEDERAL INCOME TAXES

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and their shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company Status. The Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Internal Revenue code, the Fund must distribute annually to its shareholders at least an amount equal to the sum of 90% of the Fund’s investment company taxable income for such year (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income for such year (the “Distribution Requirement”), and also must meet certain additional requirements. One of these additional requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income (including but not limited to gains from options, futures or forward contracts) from interests in qualified publicly traded partnerships (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

The Fund may invest directly in certain instruments, which may not generate qualifying income for purposes of the 90% Test. To the extent the Fund invests in such instruments directly, the Fund will seek to restrict its income from investments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). The Fund, however, intends to principally gain exposure to certain non-qualifying investments through its investment in the Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund has secured an opinion of counsel based on customary representations that actual distributions of all earnings and profits of the Subsidiary each taxable year made to the Fund should be treated as “qualifying income.” In addition, for purposes of satisfying the Asset Test it may be difficult for the Fund to identify the “issuer” of certain Fund investments including derivative investments. The IRS could make an adverse determination with respect to identifying the issuer of Fund investments and could disagree with the Fund’s valuation of the underlying issuers to a particular derivative. Such an adverse determination could adversely affect the Fund’s ability to meet the Asset Test described above and could therefore jeopardize such Fund’s status as a RIC.

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay the Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers). If the Fund failed to satisfy the distribution requirement for any taxable year, the Fund would be taxed as a regular corporation, with consequences generally similar to those described above. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares in that Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Notwithstanding the Distribution Requirement described above, the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute (and is not deemed to distribute) to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in amounts and at times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the applicable Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Internal Revenue Code.

Taxation of Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income (as discussed below), whether you take them in cash or in additional shares.

Distributions of net capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or reinvested in Shares and regardless of how long a shareholder has held Shares of the Fund. Long-term capital gains are generally taxed to non-corporate shareholders at a maximum rate currently set at 20% (lower rates apply to individuals in lower tax brackets).

Subject to certain limitations and requirements, dividends reported by the Fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Non-corporate shareholders will only be eligible for the rates of up to 20% on the Fund’s qualified dividend income distributions if the shareholders also meet certain holding period requirements with respect to their Shares in the Fund. The Fund’s trading strategies and investments in their wholly-owned Subsidiaries will significantly limit their ability to distribute dividends eligible for treatment as qualified dividend income. In addition, distributions that the Fund receives from Underlying Funds taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such Underlying Fund.

Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate shareholders under the Internal Revenue Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The Fund’s trading strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to the Fund’s shareholders. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income. In addition, dividends attributable to such income will not be eligible for the dividends-received deduction for corporate shareholders.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

If the Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares. The Fund intends to take appropriate measures to minimize the return of capital.

The Fund’s shareholders will be notified annually by the Fund (or your broker) as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains (including capital gain distributions and capital gains realized on the sale of shares of the Fund or the redemption of Creation Units), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

Shareholders who have not held shares of the Fund for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

Sales, Exchanges or Redemption of Shares. A sale of shares or redemption of Creation Units in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as capital gain or loss if the Shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the Shares have been held for more than 12 months, and short-term capital gain or loss if the Shares are held for 12 months or less. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to the Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares of the Fund will be disallowed if substantially identical Shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. Due to the ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund, the Fund may be required to execute additional sale or exchange transactions of shares which may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for Creation Units under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year (and were held as capital assets in the hands of the exchanging Authorized Participant). Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding Shares of that Fund and if, pursuant to Section 351 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC. To the extent the Fund invests in an Underlying Fund that is taxable as a RIC, the following discussion regarding the tax treatment of complex securities will also apply to the Underlying Funds that also invest in such complex securities and investments.

In particular, the Fund’s investments in derivatives may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income and loss or capital gain and loss or whether capital gains and losses are long-term or short-term in nature, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.

Certain derivative investments held by the Fund, such as commodity-linked derivatives, exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the “90% Test” described above, which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the “Asset Test” with respect to such derivatives.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent, generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. Income subject to such a flat tax includes dividends and certain interest income from U.S. sources.

The Fund expects to invest up to 25% of its total assets in its Subsidiary, which the Fund expects to be treated as a Controlled Foreign Corporation (“CFC”) under the Internal Revenue Code. The Fund expects its Subsidiary will make actual annual distributions in an amount at least equal to the subpart F income attributed to the Fund. To the extent the Subsidiary makes such distributions out of earnings and profits, the Fund expects such distributions to be treated as qualifying income. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.

The Fund wholly owns the Subsidiary. A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a “U.S. Shareholder” and the Subsidiary will be a CFC. As a “U.S. Shareholder,” the Fund will be required to include in its gross income for United States federal income tax purposes the Subsidiary’s “subpart F income” (described below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” It is expected that the Subsidiary will distribute all of its income to the Fund shareholder on at least an annual basis. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of the respective Subsidiary’s “subpart F income” will increase the Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC Subsidiary. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Code) 10% or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of thirty (30) days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. In addition, to the extent the Subsidiary trades in futures contracts described above, the special 60% long-term and 40% short-term capital gain or loss treatment will not pass through to the Fund when the Fund receives dividend distributions from the Subsidiary; rather such dividend distributions will be treated as ordinary income to the Fund.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to their shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax returns.

Backup Withholding. The Fund (or financial intermediaries, such as brokers, through which a shareholder holds Shares) will generally be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such and may apply to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A beneficial holder of Shares who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

State and Local Taxes. The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

CONSOLIDATED FINANCIAL STATEMENTS

The Fund’s audited consolidated financial statements for the fiscal period ended March 31, 2017, including notes thereto and the report of Cohen & Company, Ltd, the Fund’s Independent Registered Public Accounting Firm, are incorporated by reference into this SAI.

APPENDIX A

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings Group Corporate Bond Ratings

AAA -This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “b” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa - Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in “Aaa” securities.
A-1

A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A-2

APPENDIX B

Exchange Traded Concepts, LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Exchange Traded Concepts, LLC (“ETC”) recognizes that proxies for companies whose securities are held in client portfolios have an economic value, and it seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected clients. Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets.

Proxy Voting Policies

Proxy voting will be conducted by either ETC or the sub-advisers.1 To the extent that ETC is responsible for proxy voting, ETC has engaged Institutional Shareholder Services (“ISS”), to provide research on proxy matters and voting recommendations, and to cast votes on behalf of ETC. ISS executes and maintains appropriate records related to the proxy voting process, and ETC has access to those records. ETC maintains records of differences, if any, between this Policy and the actual votes cast. ETC may, in the future, decide to engage a different proxy advisory firm.

ETC has reviewed ISS’s voting guidelines and has determined that those guidelines provide guidance in the best interest of ETC’s clients. This Policy and ISS’s proxy voting guidelines will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

There may be times when ETC believes that the best interests of the client will be better served if ETC votes a proxy counter to ISS’s guidelines pertaining to the matter to be voted upon. In those cases, ETC will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After considering this information and, as necessary, discussing the issue with other relevant parties, ETC will determine how to vote on the issue in a manner which ETC believes is consistent with this Policy and in the best interests of the client.

Each sub-adviser’s proxy voting policies and procedures have been approved by the Trusts’ Board of Trustees and when a sub-adviser has been delegated authority to vote a proxy, it will vote such proxy in accordance with the approved proxy voting policies and procedures.

In addition, the sub-advisers may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to the sub-advisers’ established guidelines. ETC has deemed in the best interest of clients to permit a sub-adviser the authority to cast proxy votes in accordance with the proxy voting policies submitted by that firm and approved by the Trusts’ Board of Trustees. The sub-adviser must promptly notify ETC of any proxy votes that are not voted consistently with the guidelines set forth in its policy.

[1]
As of the date of the last revision to this Policy, ETC’s only clients are the series (or portfolios) of Exchange Traded Concepts Trust, Exchange Listed Funds Trust, and ETF Series Solutions (the “Trusts”) for which ETC serves as investment adviser. ETC has engaged one or more sub-advisers for such series.  For some series, ETC is responsible for voting proxies and, for the remaining series, a sub-adviser is responsible for proxy voting.

Conflict of Interest Identification and Resolution

Although ETC does not believe that conflicts of interest will generally arise in connection with its proxy voting policies, ETC seeks to minimize the potential for conflict by utilizing the services of ISS to provide voting recommendations that are consistent with relevant regulatory requirements. Occasions may arise during the analysis and voting process in which the best financial interests of clients might conflict with the interests of ISS. ISS has developed a “separation wall” as security between its proxy recommendation service and the other services it and its affiliated companies provide to clients who may also be a portfolio company for which proxies are solicited.

In resolving a conflict, ETC may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) ETC may vote the proxy or engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that adequately addresses the potential for conflict. Employees are required to report to the CCO any attempted or actual improper influence regarding proxy voting.

ETC will provide clients a copy of the complete Policy. ETC will also provide to clients, upon request, information on how their securities were voted.

Proxy Voting Operational Procedures

Reconciliation Process

Each account’s custodian provides holdings to ISS on a daily basis. Proxy materials are sent to ISS, which verifies that materials for future shareholder meetings are received for each record date position. ISS researches and resolves situations where expected proxy materials have not been received. ISS also notifies ETC of any proxy materials received that were not expected.

Voting Identified Proxies

A proxy is identified when it is reported through the ISS automated system or when a custodian bank notifies ISS of its existence. As a general rule, ETC votes all proxies that it is entitled to vote that are identified within the solicitation period. ETC may apply a cost-benefit analysis to determine whether to vote a proxy. For example, if ETC is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking,” ETC generally abstains from voting that proxy.

Although not necessarily an exhaustive list, other instances in which ETC may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to an account’s participation in a securities lending program and the cost-benefit ETC analysis indicates that the cost to recall the security outweighs the benefit; (2) instances when proxy materials are not delivered or are delivered in a manner that does not provide ETC sufficient time to analyze the proxy and make an informed decision by the voting deadline; and (3) occasions when required local-market documentation cannot be filed and approved prior to the proxy voting deadline.

Proxy Oversight Procedures

In order to fulfill its oversight responsibilities related to the use of a proxy advisory firm, ETC will conduct a due diligence review of ISS annually and requests, at a minimum, the following information:

♦	ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest
♦	ISS’ Regulatory Code of Ethics
♦	The most recent SSAE 16 report of ISS controls conducted by an independent auditor (if available)
♦	ISS’ Form ADV Part 2 to determine whether ISS disclosed any new potential conflicts of interest

On a quarterly basis, ETC will request from ISS a certification indicating that all proxies were voted and voted in accordance with pre-determined guidelines and a summary of any material changes to the firm’s policies and procedures designed to address conflicts of interest. In addition, a Proxy Voting Record Report is reviewed by ETC on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time.

In order to fulfill its oversight responsibilities when a sub-adviser is responsible for voting proxies, ETC will request a certification of compliance and completion and review the sub-advisers’ Proxy Voting Record Report on a periodic basis.

Maintenance of Proxy Voting Records

The following records are maintained for a period of five years, with records being maintained for the first two years on site:

○	These policy and procedures, and any amendments thereto;
○	Each proxy statement (the majority of which are maintained on a third-party automated system);
○	Record of each vote cast;
○	Documentation, if any, created by ETC that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
○	Various reports related to the above procedures; and
○	Each written client request for information and a copy of any written response by ETC to a client’s written or oral request for information.

PART C: OTHER INFORMATION

Item 28.          Exhibits

(a)(1)
Certificate of Trust dated July 17, 2009 of Exchange Traded Concepts Trust (formerly, FaithShares Trust) (the “Trust” or the “Registrant”) is incorporated herein by reference to Exhibit (a)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000950123-09-023575 on July 20, 2009.

(a)(2)
Written Instrument dated July 14, 2011, amending the Registrant’s Certificate of Trust dated July 17, 2009, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-11-078120 on August 17, 2011.

(a)(3)
Registrant’s Agreement and Declaration of Trust dated October 13, 2009 is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-068184 on December 4, 2009.

(a)(4)
Registrant’s Amended and Restated Agreement and Declaration of Trust dated October 3, 2011 is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-11-100027 on November 22, 2011.

(b)(1)
Registrant’s By-Laws dated October 20, 2009 are incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-023575 on July 20, 2009.

(b)(2)
Registrant’s Amended and Restated By-Laws dated October 3, 2011 are incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-11-100027 on November 22, 2011.

(c)	Not applicable.

(d)(1)
Advisory Agreement dated May 26, 2015 between the Registrant and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-004099 on June 29, 2015.

(d)(2)
Revised Addendum to Schedule A to the Advisory Agreement dated May 26, 2015 between the Registrant and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 201 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005034 on April 19, 2017.

(d)(3)
Revised Addendum to Schedule A, reflecting the addition of the EVE/S&P Municipal Bond Puerto Rico ETF, Bernstein U.S. Research Fund and Bernstein Global Research Fund, to the Advisory Agreement dated May 26, 2015 between the Registrant and Exchange Traded Concepts, LLC to be filed by amendment.

(d)(4)
Sub-Advisory Agreement dated June 1, 2015 between Exchange Traded Concepts, LLC and HTAA, LLC, with respect to the Hull Tactical US ETF, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-004099 on June 29, 2015.

(d)(5)
Sub-Advisory Agreement dated June 1, 2015 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, with respect to the Hull Tactical US ETF, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-004099 on June 29, 2015.

(d)(6)
Sub-Advisory Agreement dated May 26, 2015 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, with respect to the WeatherStorm Forensic Accounting Long-Short ETF (formerly, the Forensic Accounting ETF), ROBO GlobalTM Robotics and Automation Index ETF (formerly, the ROBO-STOXTM Global Robotics and Automation Index ETF), YieldShares High Income ETF, REX Gold Hedged S&P 500 ETF, REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy ETF), is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-005799 on August 28, 2015.

(d)(7)
Schedule A, dated May 3, 2016, to the Sub-Advisory Agreement dated May 26, 2015 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, reflecting the addition of the REX Gold Hedged S&P 500 ETF, REX VolMAXXTM Long VIX Weekly Futures Strategy ETF, and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy ETF), is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on July 28, 2017.

(d)(8)
Sub-Advisory Agreement dated May 26, 2015 between Exchange Traded Concepts, LLC and Penserra Capital Management LLC, relating to the EMQQ The Emerging Markets Internet & Ecommerce ETF and the ETF Industry Exposure & Financial Services ETF, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-004099 on June 29, 2015.

2

(d)(9)
Addendum to Schedule A to the Sub-Advisory Agreement dated May 26, 2015 between Exchange Traded Concepts, LLC and Penserra Capital Management LLC, relating to the EMQQ The Emerging Markets Internet & Ecommerce ETF and the ETF Industry Exposure & Financial Services ETF, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 201 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005034 on April 19, 2017.

(d)(10)
Sub-Advisory Agreement dated October 1, 2016 between Exchange Traded Concepts, LLC and Amplify Investments LLC, relating to the YieldShares High Income ETF, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005613 on May 1, 2017.

(d)(11)	Sub-Advisory Agreement between Exchange Traded Concepts, LLC and [SUB-ADVISER], with respect to the EVE/S&P Municipal Bond Puerto Rico ETF, to be filed by amendment.

(d)(12)
Sub-Advisory Agreement between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, relating to the Bernstein U.S. Research Fund and Bernstein Global Research Fund, to be filed by amendment.

(e)(1)
Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(l) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(e)(2)
Amendment No. 2 and revised Schedule A, effective December 6, 2012, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-15629 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-13-004545 on January 29, 2013.

(e)(3)
Amendment No. 3 and revised Schedule A, effective as of February 28, 2013, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(e)(4)
Amendment No. 4, effective as of November 11, 2013, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-001917 on March 28, 2014.

3

(e)(5)
Amendment No. 5 and revised Schedule A, effective as of October 1, 2013, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(e)(6)
Amendment No. 6 and revised Schedule A, effective February 18, 2014, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002138 on March 30, 2015.

(e)(7)
Amendment No. 7 and revised Schedule A, effective November 11, 2014, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002138 on March 30, 2015.

(e)(8)
Amendment No. 8 and revised Schedule A, effective September 29, 2015, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 150 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-16-008944 on January 11, 2016.

(e)(9)
Amendment No. 9 and revised Schedule A, effective December 8, 2015, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005613 on May 1, 2017.

(e)(10)
Amendment No. 10 and revised Schedule A, effective February 28, 2017, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005613 on May 1, 2017.

(e)(11)
Amendment and revised Schedule A to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co., reflecting the addition of the EVE/S&P Municipal Bond Puerto Rico ETF, Bernstein U.S. Research Fund and Bernstein Global Research Fund, to be filed by amendment.

4

(e)(12)
Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(f)	Not applicable.

(g)(1)
Custodian Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-059434 on November 6, 2009.

(g)(2)
Appendix A, dated February 28, 2017, to the Custodian Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 201 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005034 on April 19, 2017.

(g)(3)
Revised Appendix A to the Custodian Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co., reflecting the addition of the EVE/S&P Municipal Bond Puerto Rico ETF, Bernstein U.S. Research Fund and Bernstein Global Research Fund, to be filed by amendment.

(h)(1)
Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(l) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(h)(2)
Amendment and revised Schedule I, effective as of April 19, 2012, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(h)(3)
New Fund Addendum, dated April 19, 2012, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on January 29, 2013.

(h)(4)
Amendment, dated March 1, 2013, to the New Fund Addendum, dated April 19, 2012, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

5

(h)(5)
Amendment No. 2 and revised Schedule I, effective December 6, 2012, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on January 29, 2013.

(h)(6)
New Fund Addendum, dated January 15, 2013, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on January 29, 2013.

(h)(7)
Amendment No. 3 and revised Schedule I, effective as of February 28, 2013, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(h)(8)
Amendment No. 4 and revised Schedule I, effective as of October 1, 2013, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(h)(9)
New Fund Addendum, dated October 1, 2013, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(h)(10)
New Fund Addendum, dated June 1, 2015, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-004099 on June 29, 2015.

(h)(11)
Amendment No. 6 and revised Schedule I, effective as of November 11, 2014, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002138 on March 30, 2015.

(h)(12)
New Fund Addendum, dated November 11, 2014, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002138 on March 30, 2015.

6

(h)(13)
New Fund Addendum, dated March 30, 2016, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on July 28, 2017.

(h)(14)
Amendment No. 9 and Revised Schedule I, effective as of February 28, 2017, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Fund Services is incorporated herein by reference to Exhibit (h)(14) of Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005613 on May 1, 2017.

(h)(15)
Amendment and New Fund Addendum to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Fund Services, reflecting the addition of the EVE/S&P Municipal Bond Puerto Rico ETF, to be filed by amendment.

(h)(16)
Amendment and New Fund Addendum to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Fund Services, reflecting the addition of the Bernstein U.S. Research Fund and Bernstein Global Research Fund, to be filed by amendment.

(h)(17)
Transfer Agency Services Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-059434 on November 6, 2009.

(h)(18)
Amendment, dated May 17, 2012, to the Transfer Agency Services Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-034055 on June 8, 2012.

(h)(19)
Appendix A, dated as of February 28, 2017, to the Transfer Agency Services Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(21) of Post-Effective Amendment No. 201 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005034 on April 19, 2017.

(h)(20)
Revised Appendix A, reflecting the addition of the EVE/S&P Municipal Bond Puerto Rico ETF, Bernstein U.S. Research Fund and the Bernstein Global Research Fund, to the Transfer Agency Services Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co., to be filed by amendment.

7

(h)(21)
Fee Waiver Agreement dated March 14, 2016 between the Registrant, on behalf of the REX Gold Hedged S&P 500 ETF, and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (h)(17) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-16-011166 on March 22, 2016.

(h)(22)
Fee Waiver Agreement dated April 7, 2016 between the Registrant, on behalf of the REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy ETF), and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (h)(19) of Post-Effective Amendment No. 168 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-16-012085 on April 19, 2016.

(h)(23)	Investment Management Agreement dated December 8, 2015 between the REX Gold Hedged S&P 500 Subsidiary I and Exchange Traded Concepts, LLC is filed herewith.

(h)(24)
Investment Management Agreement dated April 1, 2016 between the REX VolMAXXTM Long VIX Weekly Futures Strategy Subsidiary I and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (h)(24) of Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on July 28, 2017.

(h)(25)
Investment Management Agreement dated April 1, 2016 between the REX VolMAXXTM Short VIX Weekly Futures Strategy Subsidiary I (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy Subsidiary I) and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (h)(25) of Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on July 28, 2017.

(h)(26)	Sub-Advisory Agreement between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, with respect to the REX Gold Hedged S&P 500 Subsidiary I, is filed herewith.

(h)(27)
Sub-Advisory Agreement dated May 3, 2016 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, with respect to the REX VolMAXXTM Long VIX Weekly Futures Strategy Subsidiary I, is incorporated herein by reference to Exhibit (h)(27) of Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on July 28, 2017.

(h)(28)
Sub-Advisory Agreement dated May 3, 2016 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, with respect to the REX VolMAXXTM Short VIX Weekly Futures Strategy Subsidiary I (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy Subsidiary I), is incorporated herein by reference to Exhibit (h)(28) of Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on July 28, 2017.

8

(i)(1)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the EMQQ The Emerging Markets Internet & Ecommerce ETF, is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-008340 on December 21, 2015.

(i)(2)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the WeatherStorm Forensic Accounting Long-Short ETF (formerly, the Forensic Accounting Long-Short ETF), is incorporated herein by reference to Exhibit (i)(5) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002138 on March 30, 2015.

(i)(3)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the YieldShares High Income ETF, is incorporated herein by reference to Exhibit (i)(5) of Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002915 on April 30, 2015.

(i)(4)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the Hull Tactical US ETF, is incorporated herein by reference to Exhibit (i)(6) of Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-003642 on June 1, 2015.

(i)(5)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the ROBO GlobalTM Robotics and Automation Index ETF (formerly, the ROBO-STOXTM Global Robotics and Automation Index ETF), is incorporated herein by reference to Exhibit (i)(5) of Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-005799 on August 28, 2015.

(i)(6)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the REX Gold Hedged S&P 500 ETF, is incorporated herein by reference to Exhibit (i)(6) of Post-Effective Amendment No. 150 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-16-008944 on January 11, 2016.

(i)(7)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (formerly, the REX VolMAXXTM Inverse VIX Weekly Futures Strategy ETF), is incorporated herein by reference to Exhibit (i)(7) of Post-Effective Amendment No. 168 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-16-012085 on April 19, 2016.

9

(i)(8)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the ETF Industry Exposure & Financial Services ETF, is incorporated herein by reference to Exhibit (i)(9) of Post-Effective Amendment No. 201 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005034 on April 19, 2017.

(i)(9)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the EVE/S&P Municipal Bond Puerto Rico ETF, Bernstein U.S. Research Fund and Bernstein Global Research Fund, to be filed by amendment.

(j)	Consent of independent registered public accounting firm, Cohen & Company, Ltd., is filed herewith.

(k)	Not applicable.

(l)
Seed Capital Subscription Agreement between the Registrant and Exchange Traded Concepts, LLC (formerly, FaithShares Advisors, LLC) is incorporated herein by reference to Exhibit (l) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-068184 on December 4, 2009.

(m)(1)
Distribution and Service Plan dated October 20, 2009, as revised, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 201 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005034 on April 19, 2017.

(m)(2)
Amended Exhibit A to the Distribution and Service Plan dated October 20, 2009, reflecting the addition of the EVE/S&P Municipal Bond Puerto Rico ETF, Bernstein U.S. Research Fund and Bernstein Global Research Fund, to be filed by amendment.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)
Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(l) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(p)(2)
Code of Ethics of Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(p)(3)
Code of Ethics of Penserra Capital Management LLC is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-005792 on November 10, 2014.

(p)(4)
Code of Ethics of HTAA, LLC is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-003642 on June 1, 2015.

10

(p)(5)
Code of Ethics of Vident Investment Advisory, LLC dated May 5, 2016 is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 186 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-16-022109 on December 27, 2016.

(p)(6)
Code of Ethics of Amplify Investments LLC dated September 23, 2016 is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005613 on May 1, 2017.

(p)(7)	Code of Ethics of [SUB-ADVISER], sub-adviser to the EVE/S&P Municipal Bond Puerto Rico ETF, to be filed by amendment.

(q)
Powers of Attorney dated April 24, 2017 are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005613 on May 1, 2017.

Item 29.	Persons Controlled by or under Common Control with the Fund

As of the date of this Registration Statement, the Registrant, through the following Funds, owned 100% of the following subsidiaries. Each subsidiary is an exempted company organized under Cayman Islands law.

Fund	Subsidiary
REX Gold Hedged S&P 500 ETF	REX Gold Hedged S&P 500 Subsidiary I
REX VolMAXXTM Long VIX Weekly Futures Strategy ETF	REX VolMAXXTM Long VIX Weekly Futures Strategy Subsidiary I
REX VolMAXXTM Short VIX Weekly Futures Strategy ETF	REX VolMAXXTM Short VIX Weekly Futures Strategy Subsidiary I

Item 30.	Indemnification

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

11

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of the Investment Adviser

Exchange Traded Concepts, LLC (the “Adviser”) serves as the investment adviser for each series of the Trust. The principal address of the Adviser is 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73013.

HTAA, LLC (“HTAA”), Penserra Capital Management LLC (“Penserra Capital”), Vident Investment Advisory, LLC (“Vident”) and Amplify Investments LLC (“Amplify”) (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”) serve as sub-advisers for certain series of the Trust. HTAA serves as sub-adviser for the Registrant’s Hull Tactical US ETF. Penserra serves as sub-adviser for the Registrant’s EMQQ The Emerging Markets Internet & Ecommerce ETF and ETF Industry Exposure & Financial Services ETF. Vident serves as sub-adviser for the Registrant’s WeatherStorm Forensic Accounting Long-Short ETF, Hull Tactical US ETF, YieldShares High Income ETF, ROBO GlobalTM Robotics and Automation Index ETF, REX Gold Hedged S&P 500 ETF, REX VolMAXXTM Long VIX Weekly Futures Strategy ETF, and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF. Amplify serves as sub-adviser for the Registrant’s YieldShares High Income ETF. The principal address of HTAA is 141 W. Jackson Boulevard, Suite 1650, Chicago, Illinois 60604. The principal address of Penserra Capital is 140 Broadway, 26th Floor New York, New York 10005. The principal address of Vident is 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076. The principal address of Amplify is 310 S. Hale Street, Wheaton, Illinois 60187. The Adviser and the Sub-Advisers are investment advisers registered with the SEC under the Investment Advisers Act of 1940.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser and each Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

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Adviser

Name and Position with Adviser*	Name of Other Company*	Connection with Other Company*
J. Garrett Stevens Chief Executive Officer	T.S. Phillips Investments, Inc.	Vice President
	Phillips Capital Advisors, Inc.	Vice President
James J. Baker, Jr. Member	N/A	N/A

*	Information provided is as of July 5, 2017.

Penserra Capital

Name and Position with Penserra Capital*	Name of Other Company*	Connection with Other Company*
Dustin Lewellyn, CIO	Golden Gate Investment Consulting LLC Penserra Securities LLC Penserra Transition Management LLC	Founder and President Employee Employee
George Madrigal, CEO	Penserra Securities LLC Penserra Transition Management LLC	CEO CEO
Anthony Castelli, CCO	Penserra Securities LLC Penserra Transition Management LLC	CCO and COO CCO and COO

*	Information provided is as of March 29, 2017.

HTAA

Name and Position with HTAA*	Name of Other Company*	Connection with Other Company*
Blair Hull, Founder and CEO	Hull Investments, LLC	Founder and CEO
Petra Bakosova, COO	N/A	N/A

*	Information provided is as of March 29, 2017.

Vident

Name and Position with Vident*	Name of Other Company*	Connection with Other Company*
Anne Czizek, CCO	Gordian Compliance Solutions, LLC Operational Compliance Services, LLC	Sr. Compliance Consultant Managing Member & Compliance Consultant
Jumana Poonawala, COO	IFC / The World Bank Group	Investment Officer

*	Information provided is as of July 5, 2017.

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Amplify

Name and Position with Amplify*	Name of Other Company*	Connection with Other Company*
Christian Magoon, Founder and CEO	Magoon Capital YieldShares, LLC	CEO CEO
Edward Keiley, CCO	Trader Compliance, Inc.	CCO

*	Information provided is as of April 28, 2017.

Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each such officer and director is included in the Registrant’s Statements of Additional Information.

Item 32.	Principal Underwriters

(a)
Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
LocalShares Investment Trust	May 6, 2013
SEI Insurance Products Trust	September 10, 2013

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The KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
J.P. Morgan Exchange-Traded Fund Trust	April 1, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Winton Diversified Opportunities Fund	September 1, 2015
Gallery Trust	January 8, 2016
RiverPark Floating Rate CMBS Fund (f/k/a RiverPark Commercial Real Estate Fund)	August 12, 2016
Schroder Series Trust	February 10, 2017
Schroder Global Series Trust	February 10, 2017

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)
Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	--
Paul F. Klauder	Director	--
Wayne M. Withrow	Director	--
Kevin P. Barr	Director, President & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	--
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	--
John C. Munch	General Counsel & Secretary	--
Mark J. Held	Senior Vice President	--
John P. Coary	Vice President & Assistant Secretary	--
Lori L. White	Vice President & Assistant Secretary	--
Judith A. Hirx	Vice President	--
Jason McGhin	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

Item 33.	Location of Accounts and Records

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act Section 15 U.S.C. 80a-30(a) and the rules under that section.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

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(a)	Registrant:
c/o Exchange Traded Concepts Trust
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, Oklahoma 73120

(b)	Adviser:
Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, Oklahoma 73120

(c)	Sub-Advisers:
HTAA, LLC
141 W. Jackson Boulevard, Suite 1650
Chicago, Illinois 60604

Penserra Capital Management LLC
140 Broadway, 26th Floor
New York, New York 10005

Vident Investment Advisory, LLC
300 Colonial Center Parkway, Suite 330
Roswell, Georgia 30076

Amplify Investments LLC
310 S. Hale Street
Wheaton, Illinois 60187

(d)	Principal Underwriter:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(e)	Custodians:
Brown Brothers Harriman
50 Post Office Square
Boston, Massachusetts 02109

(f)	Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 213 to Registration Statement No. 333-156529 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Oklahoma City, State of Oklahoma, on this 28th day of July, 2017.

Exchange Traded Concepts Trust

/s/ J. Garrett Stevens
J. Garrett Stevens
Trustee and President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 213 has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

*	Trustee	July 28, 2017
David M. Mahle

*	Trustee	July 28, 2017
Kurt Wolfgruber

*	Trustee	July 28, 2017
Mark A. Zurack

*	Trustee	July 28, 2017
Timothy Jacoby

/s/ J. Garrett Stevens	Trustee and President	July 28, 2017
J. Garrett Stevens

*	Secretary	July 28, 2017
Richard Hogan

*	Treasurer	July 28, 2017
James J. Baker Jr.

*/s/ J. Garrett Stevens
J. Garrett Stevens

*	Attorney-in-Fact, pursuant to power of attorney
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Exhibit Index

Exhibit Number	Exhibit
EX-99.H.23	Investment Management Agreement dated December 8, 2015 between the REX Gold Hedged S&P 500 Subsidiary I and Exchange Traded Concepts, LLC
EX-99.H.26	Sub-Advisory Agreement dated May 3, 2016 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC, with respect to the REX Gold Hedged S&P 500 Subsidiary I
EX-99.J	Consent of independent registered public accounting firm, Cohen & Company, Ltd.

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